Supplement Dated January 15, 2010 to Product Prospectuses Dated March 10, 2006

CG Corporate Insurance Variable Life Separate Account 02

The Corporate Flexible Premium Variable Life Insurance Policy

The Corporate Flexible Premium Variable Life Insurance Policy II

This Supplement should be retained with the March 10, 2006 Product Prospectuses for The Corporate Flexible Premium Variable Life Insurance Policy and The Corporate Flexible Premium Variable Life Insurance Policy II issued by Connecticut General Life Insurance Company.

Effective February 26, 2010, the Premier VIT OpCap Managed Portfolio and the Premier VIT NACM Small Cap Portfolio will be closed and all funds liquidated. Unless you provide us with instructions, any proceeds of the liquidations out of the Portfolios will be transferred to the PIMCO VIT Money Market Portfolio.

CVUL I and CVUL II Product Prospectus Supplement (1/2010)